Exhibit 14.1 Flowserve Code of Conduct InternationalExhibit 14.1 Flowserve Code of Conduct International

Contents

OUR VALUES 3

A Message From Our CEO 4

Our Purpose, Values and Behaviors 5

Our Code of Conduct 6

Our Ethical Responsibilities as Employees 7

Our Ethical Responsibilities as Leaders 8

How to Ask for Help or Raise Concerns 9

INTEGRITY IN OUR PEOPLE 10

We Respect People 11

We Promote a Culture of Safety 12

We Avoid Conflicts of Interest 13

We Protect Personal Data 14

INTEGRITY IN OUR COMPANY 15

We Maintain Accurate Business and Financial Records 16

We Protect Flowserve's Assets 17

We Safeguard Our Intellectual Property and Confidential Information 18

We Do Not Trade on Insider Information 19

We Speak on Behalf of Flowserve Through Designated Spokespersons 20

INTEGRITY IN DEALING WITH OTHERS 21

Our Relationships With Business Partners Are Based on Integrity and Trust 22

We Compete Fairly in the Marketplace 23

We Prohibit Bribery and Corruption 24

We Follow Our Policies on Gifts, Travel and Entertainment 25

We Comply With International Trade Laws 27

We Deal Honestly and Fairly With Governments 29

We Invest in Our Communities 30



TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

TABLE OF CONTENTS Our Values A Message From Our CEO Our Purpose, Values and OUR Behaviors VALUES Our Code of Conduct Our Ethical Responsibilities as Employees Our Ethical Responsibilities INTEGRITY as Leaders IN OUR How to Ask for PEOPLE Help or Raise Concerns Our Code of Conduct isn’t just about how we work. It’s about how we interact with each other and the respect we INTEGRITY show for the people and IN OUR COMPANY communities we serve. INTEGRITY IN DEALING WITH OTHERS 3TABLE OF CONTENTS Our Values A Message From Our CEO Our Purpose, Values and OUR Behaviors VALUES Our Code of Conduct Our Ethical Responsibilities as Employees Our Ethical Responsibilities INTEGRITY as Leaders IN OUR How to Ask for PEOPLE Help or Raise Concerns Our Code of Conduct isn’t just about how we work. It’s about how we interact with each other and the respect we INTEGRITY show for the people and IN OUR COMPANY communities we serve. INTEGRITY IN DEALING WITH OTHERS 3

A Message From Our CEO

Dear fellow employees,

For more than 200 years, Flowserve has been a leader in the fluid motion and control industry, delivering quality products and industry-leading solutions. Our success is founded on our collective commitment to our core shared values – People, Safety, Integrity, Innovation, Ownership and Excellence. By upholding these values in all that we do, we build trust and brand loyalty with our customers and business partners, and demonstrate that we are committed to conducting business in an honest, ethical and transparent manner.

With more than 17,500 employees operating in 300+ locations around the world, our continued success depends on each one of us. The decisions you make and the actions you take every day impact how the world views Flowserve. By embracing our Global Integrity, Local Ownership mindset and consistently upholding our values, you contribute to Flowserve's reputation for integrity, honesty and excellence.

Our Code of Conduct, or Code, is designed to help you understand our ethical expectations. I encourage you to carefully read and use it to guide your decisions and actions. While our Code cannot cover every possible situation you may face, it does define the standards and behaviors we expect from all employees. Speak up if you have a concern and seek guidance if you are unsure about the right thing to do.

We are proud of the legacy we have built together at Flowserve. By putting our Code and values into practice in all that you do, we can be confident in our continued success.

Thank you for your commitment to Flowserve.

Sincerely,

R. Scott Rowe
President and Chief Executive Officer
Flowserve Corporation


INTEGRITY

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TABLE OF CONTENTS
A Message From Our CEO
Our Purpose, Values and Behaviors
Our Code of Conduct
Our Ethical Responsibilities as Employees
Our Ethical Responsibilities as Leaders
How to Ask for Help or Raise Concerns
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

Our Purpose, Values and Behaviors



OUR PURPOSE

WHY WE ARE HERE.

Together, we create extraordinary flow control solutions to make the world better for everyone.

OUR VALUES

OUR GUIDING PRINCIPLES FOR HOW WE ACHIEVE OUR PURPOSE.

PEOPLE

Develop each other, embrace differences, respect one another, and create a collaborative culture. The collective energy of our people sets us apart from our competitors.

SAFETY

Embrace Flowserve's safety rules and hold each other accountable. We do this for ourselves, our customers, our partners and the communities we serve.

INTEGRITY

Act ethically and transparently toward associates, customers and shareholders, in accordance with the Flowserve Code of Conduct. Be consistently open, honest and trustworthy.

INNOVATION

Take risks and learn from mistakes. Leverage and expand our knowledge to bring the best products and services to market. Achieve this through creativity, modernization and ingenuity.

OWNERSHIP

Take the initiative to own your work, and follow through on your commitments, to achieve results that are beyond what is expected.

EXCELLENCE

Perform ambitiously with dedication and enthusiasm to deliver outstanding products, services and business results.

OUR BEHAVIORS

THE ACTIONS WE TAKE TO LIVE BY OUR VALUES.

- WORK TOGETHER WITH AN ENTERPRISE MINDSET
- DELIVER BEYOND OUR CUSTOMER EXPECTATIONS
- TAKE ACTION AND LEARN FROM MISTAKES
- TRUST AND RESPECT EACH OTHER
- THINK SAFE, WORK SAFE, BE SAFE
- EMBRACE AND DRIVE CHANGE
- ACT WITH INTEGRITY, ALWAYS

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TABLE OF CONTENTS

A Message From Our CEO
Our Purpose, Values and Behaviors
Our Code of Conduct
Our Ethical Responsibilities as Employees
Our Ethical Responsibilities as Leaders
How to Ask for Help or Raise Concerns

OUR VALUES

INTEGRITY IN OUR PEOPLE

INTEGRITY IN OUR COMPANY

INTEGRITY IN DEALING WITH OTHERS

TABLE OF Our Code CONTENTS of Conduct A Message From Our CEO Our Code of Conduct reflects who we are as company and how we do business. Our Purpose, It incorporates and reinforces our shared Flowserve values and the laws, regulations Values and OUR Behaviors and policies that apply to each of us and our business. It is intended as a guide to VALUES help you make ethical decisions and resolve challenging issues you may face in your Our Code of Conduct work at Flowserve, but it cannot cover all possible scenarios. If you have questions or Our Ethical need assistance, the Integrity & Compliance team (I&C) is always available to help. Responsibilities as Employees Our Code of Conduct and the standards it embodies apply to everyone who works for Our Ethical or represents Flowserve in any capacity, including: Responsibilities INTEGRITY as Leaders IN OUR • Employees at all levels, in any position, around the world. How to Ask for PEOPLE Help or Raise • Our board members and corporate officers. Concerns • All external companies and individuals who work with or represent Flowserve, including suppliers, agents, sales representatives, distributors, joint venture partners and other business partners. INTEGRITY IN OUR COMPANY Acting with integrity, honesty and transparency in all that we do at Flowserve is critical to our company’s INTEGRITY success and is expected from each of us. IN DEALING WITH OTHERS 6TABLE OF Our Code CONTENTS of Conduct A Message From Our CEO Our Code of Conduct reflects who we are as company and how we do business. Our Purpose, It incorporates and reinforces our shared Flowserve values and the laws, regulations Values and OUR Behaviors and policies that apply to each of us and our business. It is intended as a guide to VALUES help you make ethical decisions and resolve challenging issues you may face in your Our Code of Conduct work at Flowserve, but it cannot cover all possible scenarios. If you have questions or Our Ethical need assistance, the Integrity & Compliance team (I&C) is always available to help. Responsibilities as Employees Our Code of Conduct and the standards it embodies apply to everyone who works for Our Ethical or represents Flowserve in any capacity, including: Responsibilities INTEGRITY as Leaders IN OUR • Employees at all levels, in any position, around the world. How to Ask for PEOPLE Help or Raise • Our board members and corporate officers. Concerns • All external companies and individuals who work with or represent Flowserve, including suppliers, agents, sales representatives, distributors, joint venture partners and other business partners. INTEGRITY IN OUR COMPANY Acting with integrity, honesty and transparency in all that we do at Flowserve is critical to our company’s INTEGRITY success and is expected from each of us. IN DEALING WITH OTHERS 6

Our Ethical Responsibilities as Employees

We rely on every employee to act with integrity in all situations and support Flowserve's commitment to doing business in an ethical and transparent manner. Your actions should always be ethical and honest, reflect our values, and comply with applicable laws, our Code and our policies.

YOUR RESPONSIBILITIES

- ✓ Familiarize yourself with the Code and the Flowserve policies and procedures that apply to you, your job function or your site and follow them in your work for Flowserve.
- ✓ Promptly raise concerns about potential violations of law, the Code or our policies using any of the reporting channels available to employees (see pg. 9).
- ✓ Cooperate fully and honestly with any investigation related to ethics or potential violations of the law, our Code or our policies.
- ✓ If you manage relationships with business partners like agents, distributors or suppliers, make them aware of our Code and let them know we expect them to comply with our ethical standards.
- ✓ Report circumstances where business partners are not meeting the standards set out in our Code. ■

COMPLIANCE IS EXPECTED

At Flowserve, we are committed to upholding our shared values and take violations of our Code and policies seriously. Failure to follow the standards set out in our Code and polices can result in disciplinary action up to and including termination of employment, and in some cases, legal action.



If faced with a difficult decision or ethical concern, ask yourself:

- Does my planned course of action align with Flowserve's values?
- Does it comply with applicable laws and our policies?
- Is it in the best interest of Flowserve?
- Would I be comfortable if my actions were made public?

If you are not comfortable answering 'yes' to all of these questions, you should pause and reconsider your course of action. Remember, you can always ask for help.

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A Message From Our CEO
Our Purpose, Values and Behaviors
Our Code of Conduct
Our Ethical Responsibilities as Employees
Our Ethical Responsibilities as Leaders
How to Ask for Help or Raise Concerns

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

Our Ethical Responsibilities as Leaders

As a Flowserve manager or supervisor, you have a higher degree of responsibility for maintaining a culture of ethics and compliance in which employees understand our shared values and feel comfortable raising concerns without fear of retaliation. Reinforce with your team the importance of following our Code, and let them know you are a resource to help them make ethical decisions.

YOUR RESPONSIBILITIES

- ✓ Lead by example. Set the tone for integrity with your team, not just through words, but through your daily actions.
- ✓ Communicate ethical expectations. Talk frequently with your team about acting with integrity, participation in compliance initiatives, and new or updated policies or procedures.
- ✓ Make clear that ethics come first. Reinforce with your team that at Flowserve, we do not sacrifice our integrity or shared values for the sake of business results.
- ✓ Create the right culture. Take steps to make employees comfortable raising concerns when they have them. Let employees know that we do not tolerate retaliation for raising concerns in good faith, and we prevent retaliation by others.
- ✓ Ask for help. While we expect much of our leaders, we do not expect you to solve every ethical issue on your own. Raise your hand and ask for help when needed. ■

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A Message From Our CEO
Our Purpose, Values and Behaviors
Our Code of Conduct
Our Ethical Responsibilities as Employees
Our Ethical Responsibilities as Leaders
How to Ask for Help or Raise Concerns

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

How to Ask for Help or Raise Concerns

HOW TO RAISE AN ETHICS CONCERN

If you have a question or concern, there are many resources available to you. Your manager or supervisor usually is in the best position to address your concerns. If your concern relates to your manager or supervisor or you are not comfortable reporting your concern to him or her, you can contact any of the following additional resources:

- Your HR contact;
- Your regional I&C contact;
- A member of the Legal department;
- A member of senior management;
- A member of the Board of Directors;
- A member of the Audit Committee; or
- Flowserve's Ethics Hotline.

Nothing in the Code prohibits you from reporting potential violations of law to, or participating in an investigation conducted by, the Equal Employment Opportunity Commission, the Securities and Exchange Commission, or any other federal, state or local government agency.

RETALIATION IS PROHIBITED

We expect employees to report improper or unethical behavior when they see it. If you believe a violation has or is about to occur, you should promptly report it. While it is not always easy to come forward with concerns, particularly if they involve co-workers or business partners, it is important to do so. Flowserve does not permit retaliation against anyone who raises a concern in good faith.

Regardless of whom you contact, you can be assured that your concern will be fairly and promptly investigated and addressed. We protect the confidentiality of anyone reporting concerns, and disclose information about investigations only if required to resolve identified issues. ■

Flowserve's Ethics Hotline

Flowserve's Ethics Hotline is available to you at any time, in any location, via phone or online. You may submit a report anonymously if you choose.

Online:
www.ethicspoint.com

United States toll-free number:
1-800-799-4597

International numbers:
http://ethics.flowserve.com

In certain countries, local laws and regulations restrict the types of reports that can be made through the Ethics Hotline. If you are in such a country and attempting to make a report, a trained local professional will direct you to internal resources where your report can be made.

A Message From Our CEO
Our Purpose, Values and Behaviors
Our Code of Conduct
Our Ethical Responsibilities as Employees
Our Ethical Responsibilities as Leaders
How to Ask for Help or Raise Concerns
TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

9

TABLE OF CONTENTS Integrity in Our People OUR VALUES We Respect People We Promote a Culture of Safety INTEGRITY IN OUR We Avoid PEOPLE Conflicts of Interest Our Code of Conduct isn’t just about how we work. It’s about We Protect Personal Data how we interact with each other and the respect we show for the people and INTEGRITY communities we serve. IN OUR COMPANY INTEGRITY IN DEALING WITH OTHERS 10TABLE OF CONTENTS Integrity in Our People OUR VALUES We Respect People We Promote a Culture of Safety INTEGRITY IN OUR We Avoid PEOPLE Conflicts of Interest Our Code of Conduct isn’t just about how we work. It’s about We Protect Personal Data how we interact with each other and the respect we show for the people and INTEGRITY communities we serve. IN OUR COMPANY INTEGRITY IN DEALING WITH OTHERS 10

We Respect People

OUR INTEGRITY COMMITMENT

Flowserve is a global company made up of people from a wide variety of backgrounds, experiences and cultures. We value the diversity of our workforce, embrace our differences, respect one another, and work together to create a collaborative culture.

OUR POLICIES

- We recruit, employ and develop our workforce based on the qualifications and competencies necessary to succeed at Flowserve.
- We value each other's contributions, treat one another with dignity and respect, and work together to create an open and inclusive working environment.
- We do not tolerate harassment, discrimination or abusive conduct of any variety.

OUR RESPONSIBILITIES

✓ Treat others as you would want to be treated.

✓ Create a constructive, inclusive and productive workplace by listening to others, even when their views may differ from your own.

✓ Promote a workplace free of harassment, discrimination, bullying and abusive conduct.

✓ Report to your supervisor or Human Resources (HR) contact if you are subjected to or you witness discrimination, harassment or abusive conduct in the workplace.

FREQUENTLY ASKED QUESTIONS

QUESTION: I was recently assigned to a new group and my new supervisor frequently picks on junior team members, and often yells at employees. When I questioned a co-worker, she told me to keep my head down or I would likely be subjected to the same treatment. What should I do?

ANSWER: You should promptly report this behavior to your local HR contact. This type of behavior is not aligned with our people-first values and our commitment to maintaining a safe and respectful workplace.

QUESTION: I recently observed one of our customers making insulting remarks to a co-worker. The customer is important to our business and my co-worker is uncomfortable reporting the issue. Should I say something?

ANSWER: Yes. Promptly report what you witnessed to your supervisor or your local HR contact. We do not tolerate harassment of any kind in our workplace, whether initiated by or directed to an employee, customer, supplier or business partner. ■

LEARN MORE

Global Equal Opportunity and Respect in the Workplace Policy

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TABLE OF CONTENTS
OUR VALUES
We Respect People
We Promote a Culture of Safety
We Avoid Conflicts of Interest
We Protect Personal Data
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

We Promote a Culture of Safety

OUR INTEGRITY COMMITMENT

We hold each other accountable for creating and maintaining safe workplaces and products for our employees, customers and communities.

OUR POLICIES

- We comply with all health, safety, security and environmental laws, regulations and company policies that apply to our operations and the products we manufacture.
- We create and maintain safe working environments, empower our employees to identify and report safety concerns, and act to correct hazards.
- We communicate our safety and security expectations to everyone who accesses our facilities.

OUR RESPONSIBILITIES

✓ Comply with our Safety, Health & Environmental Affairs (SHEA) policies including our 8 Basic Safety Rules, and site-specific safety procedures, security protocols and evacuation plans.

✓ Be familiar with the location and use of emergency response equipment such as first-aid kits, safety showers and eye-wash stations.

✓ Do not undertake any activity you are not qualified or trained to perform or for which you do not have the proper tools.

✓ Under our Stop Work Authority (SWA) program, you are empowered and obligated to stop work immediately if you observe unsafe behavior or conditions.

✓ Never attempt to perform your job duties under the influence of alcohol, drugs or other substances that could impair your mental or physical abilities.

FREQUENTLY ASKED QUESTIONS

QUESTION: I was injured while working in the field but my supervisor is pressuring me not to report it and to perform light-duty work instead. What should I do?

ANSWER: You should report your injury in accordance with our SHEA policy and 8 Basic Safety Rules, and report your supervisor's request to your SHEA coordinator.

QUESTION: My supervisor suggested changing our manufacturing process to speed up production. I know our goals are important, but I don't feel the new process is safe. What should I do?

ANSWER: You should openly discuss your concern with your supervisor. If still have concerns after discussing it, you should contact your SHEA coordinator for further support. ■

LEARN MORE

Safety, Health & Environmental Affairs Policy
Emergency Preparedness Plan Development Procedure
U.S. Drug and Alcohol Policy
Personal Security Guide
Active Shooter Guide

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TABLE OF CONTENTS
OUR VALUES
We Respect People
We Promote a Culture of Safety
We Avoid Conflicts of Interest
We Protect Personal Data
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

We Avoid Conflicts of Interest

OUR INTEGRITY COMMITMENT

We make decisions based on what is best for Flowserve without considering our own personal interests.

OUR POLICIES

- We do not allow our personal interests, relationships, investments or other factors to interfere with business decisions we make on behalf of Flowserve.
- We avoid situations or activities that can give rise to conflicts of interest.

OUR RESPONSIBILITIES

✓ Act in the best interest of Flowserve when making decisions at work.

✓ Avoid conflicts of interest and situations that could give rise to the appearance of a conflict of interest, including:
- Investing in a Flowserve customer, supplier, business partner or competitor.
- Owning or working for a company that competes with Flowserve, does business with Flowserve or is seeking to do business with Flowserve.
- Choosing suppliers, vendors or other business partners that employ, or are owned by, a family member or a close friend.
- Hiring, promoting or supervising someone you have a close personal relationship with.

✓ Promptly disclose to your supervisor, HR or regional I&C contact any potential conflict of interest.

Conflicts of interest arise when your personal interests interfere or are inconsistent with the decisions you make or work you do for Flowserve.

FREQUENTLY ASKED QUESTIONS

QUESTION: I have been asked to serve as a trustee on the board of a newly formed company that could compete with Flowserve in the future. This is not a salaried position, and I do not expect my commitment to this other company will take a lot of time. Do I need to disclose this?

ANSWER: Yes. Serving on another company's board could create a conflict, depending on the nature of the company, its services and products, the markets it competes in, and whether the position will impact your responsibilities at Flowserve.

QUESTION: My neighbor asked if I could 'pull some strings' to get a position for his brother at Flowserve. How should I respond?

ANSWER: You should tell your neighbor that Flowserve job openings are posted on the company website, and that he can apply for positions through the HR department. You should not attempt to influence the company's decision whether to hire your neighbor's relative, as this could be a conflict of interest. ■

LEARN MORE

Conflicts of Interest Policy

Related Party Transactions Policy and Procedures

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TABLE OF CONTENTS
OUR VALUES
We Respect People
We Promote a Culture of Safety
We Avoid Conflicts of Interest
We Protect Personal Data
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

We Protect Personal Data

OUR INTEGRITY COMMITMENT

We respect and value the privacy rights of our employees, customers and business partners around the world.

OUR POLICIES

- We handle personal data in our possession (both electronic and hard-copy) with care and safeguard its use.
- We comply with the data privacy and security laws and regulations where we operate.
- We take appropriate measures to protect Flowserve's IT systems from cybersecurity threats.

OUR RESPONSIBILITIES

✓ Use personal data only for legitimate business needs and consistent with our privacy policies and applicable laws and regulations.

✓ Follow our IT policies and procedures regarding use, access and security of personal data.

✓ Protect against accidental or unlawful destruction, misuse, alteration, unauthorized disclosure or access to personal data:
- Secure electronic and hard-copy data and storage areas.
- Use strong passwords and other appropriate security measures for electronic access.
- Use only IT department-approved systems and tools for storage, transmission and back-up of data.

✓ Create, retain and dispose of personal data in compliance with applicable laws and our Records Retention policy.

✓ Report any event or incident that may have resulted in the unauthorized access, disclosure, misuse, alteration or loss of personal data to Flowserve's Data Privacy Office at privacy@flowserve.com.

FREQUENTLY ASKED QUESTIONS

QUESTION: I found an HR report on a copier that contains confidential payroll information. I don't want to get anyone in trouble. What should I do?

ANSWER: You should immediately return it to your HR contact without reviewing or sharing it. All of us have a responsibility to protect the privacy of personal and business data.

QUESTION: A friend started a new business and asked me to send contact details for my team to add to her mailing list. I would like to help her out. Can I send her the contact information?

ANSWER: No. Personal data such as your colleagues' names, email addresses or phone numbers cannot be shared with unauthorized third parties. ■

Personal data is broadly defined and includes any information that can be used to identify someone, including name, email address, phone number or credit card number.



LEARN MORE

Social Media Guidelines
Data Privacy Policy
Records Management Policy
Information Logging Policy
Information Exchange Policy
Security Database Credentials Policy
Security Remote Administration Policy

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TABLE OF CONTENTS
OUR VALUES
We Respect People
We Promote a Culture of Safety
We Avoid Conflicts of Interest
We Protect Personal Data
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

TABLE OF CONTENTS Integrity in OUR Our Company VALUES We Maintain Accurate Business and Financial Records INTEGRITY IN OUR We Protect PEOPLE Our Code of Conduct isn’t just Flowserve’s Assets about how we work. It’s about We Safeguard Our Intellectual Property how we interact with each and Confidential Information other and the respect we show for the people and We Do Not Trade on INTEGRITY Insider Information communities we serve. IN OUR COMPANY We Speak on Behalf of Flowserve Through Designated Spokespersons INTEGRITY IN DEALING WITH OTHERS 15TABLE OF CONTENTS Integrity in OUR Our Company VALUES We Maintain Accurate Business and Financial Records INTEGRITY IN OUR We Protect PEOPLE Our Code of Conduct isn’t just Flowserve’s Assets about how we work. It’s about We Safeguard Our Intellectual Property how we interact with each and Confidential Information other and the respect we show for the people and We Do Not Trade on INTEGRITY Insider Information communities we serve. IN OUR COMPANY We Speak on Behalf of Flowserve Through Designated Spokespersons INTEGRITY IN DEALING WITH OTHERS 15

We Maintain Accurate Business and Financial Records

OUR INTEGRITY COMMITMENT

Maintaining complete and accurate business records is an important legal obligation that also builds trust with our customers, business partners, investors and government regulators. Our internal policies and controls are designed to ensure the accuracy and integrity of our recordkeeping and reporting of Flowserve's business and financial results.

OUR POLICIES

- All business records we create are accurate, objective and fairly reflect the business transactions or results recorded.
- We comply with all applicable laws, regulations and our policies related to the creation, preservation, disclosure and destruction of business and financial records.

OUR RESPONSIBILITIES

✓ Create records that are factual, accurate, complete and comply with the law and Flowserve policies, including any:
  - Records related to your job responsibilities, such as time and attendance records, expense reports, production reports and quality assurance records; and
  - Financial or transactional records, such as quotes, purchase orders, contracts, shipping documents, invoices, revenue accounting, forecasts and inventory.

✓ Accurately code transactions to the proper accounts and timely record transactions in the appropriate reporting period.

✓ Do not create false, misleading or incomplete records or maintain undisclosed or unrecorded transactions, liabilities, accounts or other financial or transactional information.

✓ Promptly report any situation where you believe false or misleading records or documents have been created or company records have been altered or manipulated.

✓ Follow our records retention policies and any litigation or record holds issued by the Legal department.

FREQUENTLY ASKED QUESTIONS

QUESTION: A supplier asked me to accept an invoice with a lower than accurate value for the supplier's product. He said he does this all the time to help with 'tax issues.' What should I do?

ANSWER: The supplier is asking you to accept inaccurate financial records. You should inform him you can only accept accurate invoices, and report the issue to your supervisor.

QUESTION: I just saw a co-worker sign a product inspection report, but I know he did not actually complete the inspection. What should I do?

ANSWER: You should report the issue to your supervisor. By falsely certifying that an inspection has been completed, your co-worker has created a false record that violates our Code and policies. ■



LEARN MORE

Accounting Policies

Records Management Policy

16

TABLE OF CONTENTS

OUR VALUES

INTEGRITY IN OUR PEOPLE

We Maintain Accurate Business and Financial Records

We Protect Flowserve's Assets

We Safeguard Our Intellectual Property and Confidential Information

We Do Not Trade on Insider Information

We Speak on Behalf of Flowserve Through Designated Spokespersons

INTEGRITY IN OUR COMPANY

INTEGRITY IN DEALING WITH OTHERS

We Protect Flowserve's Assets

OUR INTEGRITY COMMITMENT

We are all entrusted with the protection, care and responsible use of the assets of the company.

OUR POLICIES

- We protect the company's physical, IT and information assets (defined at right) from loss, damage, theft or misuse.
- We use the company's assets responsibly and for authorized business purposes only.

OUR RESPONSIBILITIES

✓ Ensure that assets are kept in good working order in accordance with applicable laws and our policies.

✓ Physically secure assets when not in use, and protect the security of our IT and information assets by keeping passwords secure.

✓ Access Flowserve's network only through IT-authorized applications and devices.

✓ Promptly report any unauthorized access, use, loss or theft of IT assets like computers, cell phones or other electronic equipment to the IT Help Desk.

✓ Limited personal use of IT assets like cell phones or computers is permitted if it does not interfere with your job responsibilities and complies with our policies and the law.

Anything you create, access, download, send or receive on company IT assets is subject to review, monitoring and confiscation by Flowserve. You should have no expectation of privacy when using Flowserve IT assets.

FREQUENTLY ASKED QUESTIONS

QUESTION: Can I use tools owned by Flowserve for my home improvements during the weekend?

ANSWER: No. Flowserve tools may only be used for Flowserve business activities and not for personal use.

QUESTION: Is it OK to use my Flowserve email account to register for an external website?

ANSWER: Yes, for work-related services such as trade associations or subscriptions. You should not use your Flowserve email account for non-work related websites or correspondence. ■



Physical assets include things like furniture, office supplies, equipment, machinery, tools, materials and vehicles.

IT assets include things like electronically stored data, software and applications, computer equipment, printers, servers, electronic storage devices and telecommunications equipment.

Information assets include things such as product performance data, product designs or drawings, R&D plans, business plans or strategies, and manufacturing processes and know-how.

LEARN MORE

Acceptable Use Policy
Acceptable Encryption Use Policy
Remote Networking Policy
Web Application Policy
Information Exchange Policy
Bluetooth Policy
Email Policy
Password Policy
Wireless Communication Policy
Data Retention, Back-up and Recovery Policy
Electronic Equipment Disposal Policy

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TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
We Maintain Accurate Business and Financial Records
We Protect Flowserve's Assets
We Safeguard Our Intellectual Property and Confidential Information
We Do Not Trade on Insider Information
We Speak on Behalf of Flowserve Through Designated Spokespersons
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

We Safeguard Our Intellectual Property and Confidential Information

OUR INTEGRITY COMMITMENT

Through our more than 200-year history, Flowserve has developed a vast body of intellectual property (IP), unique knowledge, technical know-how and proprietary business information (confidential information) related to flow control products and services and the applications where they are used. We safeguard our intellectual property and confidential information and prevent its misuse or unauthorized disclosure.

OUR POLICIES

- We diligently protect our IP and confidential information and enforce our rights against others who take or use it without authorization.
- We do not take or use the IP or confidential information that belongs to others without proper authorization.

OUR RESPONSIBILITIES

✓ Do not disclose Flowserve's IP or confidential information to a third party without approval of an appropriate director-level business leader or above and IP counsel. Disclosure for valid business reasons can be authorized through confidentiality or non-disclosure agreements that are approved by the Legal department.

✓ Do not disclose or use Flowserve's IP or confidential information for your own personal gain.

✓ Do not solicit, obtain or use the IP or confidential information of other parties like customers or competitors.

✓ If you obtain confidential information about another entity through any source, do not use or share it and contact the Legal department or your regional I&C contact.

Inventions and IP created, improved or enhanced in the normal course of your work for Flowserve belong exclusively to Flowserve. You agree to assist Flowserve in securing its rights to such inventions and IP, including assignment of your interest or rights, if necessary. Disclose all inventions or IP creations, improvements or enhancements to Flowserve's IP counsel in the Legal Department.

FREQUENTLY ASKED QUESTION

QUESTION: A friend who recently left a competitor company gave me coding for the company's new diagnostic software. I think the coding solutions could help upgrade Flowserve's diagnostic software. Can I use the code to revise Flowserve's software?

ANSWER: No. You cannot use IP or confidential information from any other company. Report the matter to the Legal Department or your regional I&C contact. ■

Intellectual property includes patents, trade secrets, trademarks and copyrights which embody and protect Flowserve's inventions, product designs, processes, brands, business plans, marketing materials, software and computer code, and other information, knowledge and processes.

Confidential or proprietary information is information related to our business that is not publicly known or generally available and is held in confidence by the company. Examples include manufacturing or detail drawings, manufacturing and engineering processes, bills of materials, customer and supplier lists, price lists and market strategies.

LEARN MORE

Confidential and Proprietary Information Policy
Policy on Gathering Competitor Information
Anti-Trust and Anti-Competitive Behaviors Policy
Intellectual Property Policy
Invention Disclosure and Assignment Form

18

We Maintain Accurate Business and Financial Records
We Protect Flowserve's Assets
We Safeguard Our Intellectual Property and Confidential Information
We Do Not Trade on Insider Information
We Speak on Behalf of Flowserve Through Designated Spokespersons

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

We Do Not Trade on Insider Information

OUR INTEGRITY COMMITMENT

As employees, we may receive confidential information about the company or our business partners that if made public, could influence peoples' decisions about whether to buy, sell or hold the company's securities (such as stocks or bonds), or could impact the value of the company's shares. Information like this is called **"insider information"**. We do not use or disclose such information except where approved for legitimate business purposes.

OUR POLICIES

- We comply with all insider trading laws and regulations.
- We do not use or share insider information for our own personal benefit or for the benefit of any other person or entity.
- We safeguard confidential, non-public information about Flowserve and our business partners.

OUR RESPONSIBILITIES

✓ Do not buy or sell securities of Flowserve or any other company, either directly or through a third party like a family member or friend, while aware of insider information.

✓ Closely safeguard and avoid disclosing to any third-party insider information about Flowserve and our business partners.

✓ Do not encourage or attempt to influence others, including employees, family members, friends and business associates, to buy, sell or hold securities based on insider information.

✓ Be aware of the types of information that can be considered insider information, including non-public information about mergers or acquisitions, sales or earnings, financial forecasts, changes to the executive management, or pending lawsuits or regulatory investigations.

✓ If you are aware of insider information or are advised that you are subject to a defined trading window or blackout period, do not trade in Flowserve securities until the restriction has been lifted and you have received prior written approval from the Legal department.

FREQUENTLY ASKED QUESTION

QUESTION: I overheard a senior manager talking about a company we are thinking about buying. A close friend of mine works at the company. Can I let him know that this is a possibility?

ANSWER: No. This information could be considered insider information and you may not disclose it to your friend or anyone else, whether inside or outside Flowserve. If you aren't sure whether information is considered insider information, you should contact the Legal department. ■

LEARN MORE

Insider Trading Policy

Confidential and Proprietary Information Policy

19

TABLE OF CONTENTS

OUR VALUES

INTEGRITY IN OUR PEOPLE

We Maintain Accurate Business and Financial Records

We Protect Flowserve's Assets

We Safeguard Our Intellectual Property and Confidential Information

We Do Not Trade on Insider Information

We Speak on Behalf of Flowserve Through Designated Spokespersons

INTEGRITY IN OUR COMPANY

INTEGRITY IN DEALING WITH OTHERS

We Speak on Behalf of Flowserve Through Designated Spokespersons

OUR INTEGRITY COMMITMENT

Today, our words can be shared instantly through countless online platforms and can greatly influence how our customers, shareholders, business partners and the public view Flowserve. We are committed to providing clear, complete and accurate information when we communicate about Flowserve.

OUR POLICIES

- We rely on designated company spokespersons to communicate about Flowserve externally.
- As individuals, we do not communicate on behalf of Flowserve or give the impression that our views represent the views of the company.

OUR RESPONSIBILITIES

- ✓ Do not make public statements on Flowserve's behalf unless you are authorized to do so. This includes posting commentary or content about Flowserve on social media platforms.
- ✓ Know where to send external requests for information about Flowserve:
  - Refer media inquiries to Corporate Communications;
  - Refer requests for financial information to Investor Relations; and
  - Refer requests for information from governments or regulatory agencies to the Legal department.
- ✓ When using social media, make clear that any views you express about Flowserve are your own and not those of the company.

FREQUENTLY ASKED QUESTIONS

QUESTION: A competitor posted on social media that his company's pump outperforms Flowserve's comparable pump. He cited a recent study comparing the products, but misrepresented its conclusions. I want to post a response correcting his false representation. Is this OK?

ANSWER: No. While we appreciate the desire to correct misrepresentations in the market, only authorized spokespersons may speak for Flowserve. Contact Corporate Communications so the company can address the situation. ■

LEARN MORE

Media and Investor Relations and Disclosure Policy
Financial Information Disclosure Policy
Social Media Guidelines
Public Advocacy Policy

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
We Maintain Accurate Business and Financial Records
We Protect Flowserve's Assets
We Safeguard Our Intellectual Property and Confidential Information
We Do Not Trade on Insider Information
We Speak on Behalf of Flowserve Through Designated Spokespersons
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

20

TABLE OF CONTENTS Integrity in Dealing OUR With Others VALUES Our Relationships With Business Partners Are Based on Integrity and Trust INTEGRITY We Compete Fairly IN OUR in the Marketplace PEOPLE We Prohibit Bribery and Corruption Our Code of Conduct isn’t just about how we work. It’s about how We Follow Our Policies on Gifts, we interact with each other and Travel and INTEGRITY Entertainment the respect we show for the IN OUR COMPANY people and communities We Comply With International we serve. Trade Laws We Deal Honestly and Fairly With Governments INTEGRITY IN DEALING We Invest in Our Communities WITH OTHERS 21TABLE OF CONTENTS Integrity in Dealing OUR With Others VALUES Our Relationships With Business Partners Are Based on Integrity and Trust INTEGRITY We Compete Fairly IN OUR in the Marketplace PEOPLE We Prohibit Bribery and Corruption Our Code of Conduct isn’t just about how we work. It’s about how We Follow Our Policies on Gifts, we interact with each other and Travel and INTEGRITY Entertainment the respect we show for the IN OUR COMPANY people and communities We Comply With International we serve. Trade Laws We Deal Honestly and Fairly With Governments INTEGRITY IN DEALING We Invest in Our Communities WITH OTHERS 21

Our Relationships With Business Partners Are Based on Integrity and Trust

OUR INTEGRITY COMMITMENT

Our suppliers and other third parties like agents, sales representatives and distributors (collectively "business partners") are an important part of our business and are vital to the success of our company. We only work with business partners who uphold our values and standards and who conduct business in an ethical, legal and responsible manner.

OUR POLICIES

- We treat our business partners fairly and with respect.
- We only do business with business partners who act ethically and comply with applicable laws.
- We expect our suppliers to comply with Flowserve's Supplier Code of Conduct and all business partners to comply with the standards embodied in this Code of Conduct.

OUR RESPONSIBILITIES

✓ Select business partners objectively based on criteria such as quality, skill, reputation, price and performance – never based on favoritism or our own personal interests.

✓ Avoid conflicts of interest. Never accept gifts, offers of entertainment or other items of value from a business partner unless it complies with our policies related to gifts, travel and entertainment.

✓ Follow our procurement, sourcing and due diligence screening processes before engaging any business partner.

✓ Safeguard our proprietary and confidential information and personal data. Use confidentiality agreements where appropriate.

✓ Make sure suppliers comply with the expectations in our Supplier Code of Business Conduct.

FREQUENTLY ASKED QUESTION

QUESTION: I recently read in the paper that one of our long-time suppliers was fined by the government for paying bribes to get work on a big public construction project. It didn't have anything to do with Flowserve and I'd hate to lose this supplier. What should I do?

ANSWER: You should report the information to your regional I&C contact for review. Failing to raise potential concerns about suppliers, even good ones, can put Flowserve at compliance risk. ■

LEARN MORE

Travel and Expense Reporting, Entertainment and Business Gift Policy
Supplier Code of Business Conduct
Supplier Selection Policy
Third Party Due Diligence Policy

22

Our Relationships With Business Partners Are Based on Integrity and Trust
We Compete Fairly in the Marketplace
We Prohibit Bribery and Corruption
We Follow Our Policies on Gifts, Travel and Entertainment
We Comply With International Trade Laws
We Deal Honestly and Fairly With Governments
We Invest in Our Communities

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

We Compete Fairly in the Marketplace

OUR INTEGRITY COMMITMENT

We compete fairly in the markets we serve, we deal honestly with our customers and business partners, and we do not use unfair or deceptive practices to gain an advantage over our competitors.

OUR POLICIES

- We comply with fair competition and antitrust laws and regulations everywhere we do business.
- We do not disclose pricing or other contract terms to third parties or make agreements with competitors to allocate market segments or territories.
- We do not manipulate bidding processes, or seek or use confidential or proprietary competitor information.



LEARN MORE

Anti-Trust and Anti-Competitive Behaviors Policy
Policy on Gathering Competitor Information
Anti-bribery Gift, Meal, Entertainment and Travel Policy for Government Officials

OUR RESPONSIBILITIES

✓ Do not propose or agree with any competitor, customer or supplier to:
- Raise, set or hold steady ("fix") prices;
- Prevent another company from entering a market;
- Refuse to deal with a certain customer or supplier;
- Allocate or assign territories, markets or customers;
- Interfere with a competitive bidding process;
- Restrict or suspend production, sales or output;
- Require customers to buy something they do not want by linking it to something they do.

✓ Do not request or share competitive information with any competitor, including information about pricing, contract terms, business strategies, production capacity, wages or other non-public competitive information.

✓ Do not propose or agree with another company not to solicit or hire each other's employees or business partners like suppliers.

✓ Avoid situations that could create the appearance of improper dealings with competitors. Be careful at industry events to avoid discussing Flowserve or competitor business, including at informal meetings, meals or social events.

✓ Use only appropriate sources, such as public filings, news articles and industry publications when gathering information on a competitor.

✓ If you receive confidential or proprietary information about a competitor or business opportunity, do not use or share it. Report it to your regional I&C contact, who will advise you on appropriate measures to return or destroy the information.

If you receive confidential or proprietary information about a competitor or business opportunity, do not use or share it. Report it to your regional I&C contact, who will advise you on appropriate measures to return or destroy the information.

FREQUENTLY ASKED QUESTIONS

QUESTION: I ran into a former colleague at an industry event and learned that he now works for a competitor. He asked how business has been this quarter. How should I respond?

ANSWER: You should keep your response high-level and non-specific. Avoid any discussions involving details of Flowserve's or a competitor's business results or strategies.

QUESTION: One of our external sales agents emailed me a competitor's draft bid on a project we are also bidding. There is no pricing information, but it does have other contract terms filled in. I did not request this, but it could be useful in preparing our bid. Is it OK to use the information?

ANSWER: No. We do not use competitors' confidential information like bids, even if pricing information is not included. Many contract terms can be considered confidential competitive information. While you did not ask for the information, simply having access to it creates risk for you and the company. Do not use or share the information, and contact your regional I&C contact for guidance on how to return or destroy it. ■

23

Our Relationships With Business Partners Are Based on Integrity and Trust
We Compete Fairly in the Marketplace
We Prohibit Bribery and Corruption
We Follow Our Policies on Gifts, Travel and Entertainment
We Comply With International Trade Laws
We Deal Honestly and Fairly With Governments
We Invest in Our Communities
TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

TABLE OF We Prohibit CONTENTS Bribery and Corruption OUR OUR INTEGRITY COMMITMENT VALUES We do not permit or engage in bribery or corruption of any kind, for any reason, in any country where we do business. Our Relationships With Business OUR POLICIES Partners Are Based on Integrity • We prohibit improper payments and corruption of any kind in our business dealings, and Trust in every country in the world, whether dealing with governments or the private sector. INTEGRITY • We comply with applicable anti-corruption laws, this Code and our policies. We Compete Fairly in IN OUR the Marketplace • We keep accurate books, records and accounts that reflect the true nature of all PEOPLE our transactions. We Prohibit Bribery and OUR RESPONSIBILITIES Corruption 9 Do not offer, promise or authorize any payment or thing of value to government officials or to any other person to obtain any improper business advantage or to We Follow Our influence decisions in our favor. Policies on Gifts, Travel and INTEGRITY 9 Comply with Flowserve’s policies and seek approval before offering or giving a gift Entertainment IN OUR or providing entertainment, travel or other items of value to any government official, COMPANY customer or supplier. We Comply With International Trade Laws We Deal Honestly and Fairly With Governments INTEGRITY IN DEALING We Invest in Our Communities WITH OTHERS 24TABLE OF We Prohibit CONTENTS Bribery and Corruption OUR OUR INTEGRITY COMMITMENT VALUES We do not permit or engage in bribery or corruption of any kind, for any reason, in any country where we do business. Our Relationships With Business OUR POLICIES Partners Are Based on Integrity • We prohibit improper payments and corruption of any kind in our business dealings, and Trust in every country in the world, whether dealing with governments or the private sector. INTEGRITY • We comply with applicable anti-corruption laws, this Code and our policies. We Compete Fairly in IN OUR the Marketplace • We keep accurate books, records and accounts that reflect the true nature of all PEOPLE our transactions. We Prohibit Bribery and OUR RESPONSIBILITIES Corruption 9 Do not offer, promise or authorize any payment or thing of value to government officials or to any other person to obtain any improper business advantage or to We Follow Our influence decisions in our favor. Policies on Gifts, Travel and INTEGRITY 9 Comply with Flowserve’s policies and seek approval before offering or giving a gift Entertainment IN OUR or providing entertainment, travel or other items of value to any government official, COMPANY customer or supplier. We Comply With International Trade Laws We Deal Honestly and Fairly With Governments INTEGRITY IN DEALING We Invest in Our Communities WITH OTHERS 24

We Prohibit Bribery and Corruption *(continued)*

✓ Flowserve can be responsible if anyone acting on its behalf makes improper payments, including business partners like sales agents, consultants or Customs brokers.
- Follow our processes for pre-screening and engagement of third parties and consistently monitor the conduct of third parties you engage.
- Report conduct that suggests a third party may be violating our anti-corruption policy.

✓ Contact your regional I&C contact if you have questions about local laws, customs or practices that may conflict with Flowserve policies or this Code.

FREQUENTLY ASKED QUESTIONS:

QUESTION: I do not work at a U.S. site and I am not a U.S. citizen. Does the U.S. anti-bribery law, the Foreign Corrupt Practices Act (FCPA), apply to me and my business unit?

ANSWER: Yes. Any person employed by or acting on behalf of a company subject to the FCPA — such as Flowserve — can be liable for actions that violate the FCPA. This can also be true for the anti-corruption laws of other countries.

QUESTION: I have been asked by a local Customs agent to pay a small fee to move a shipment of our products through Customs more quickly. Is this allowed?

ANSWER: No. This kind of payment would likely be considered a facilitation payment, which is prohibited by Flowserve policy. If you are asked to make this kind of payment, please contact your regional I&C leader for assistance. ■

It is important to monitor the conduct of business partners working on our behalf. Watch for red flags like requests for additional compensation, advance payments, payments to unrelated parties, requests for payment in cash, or requests to use unknown subcontractors or agents.

Protect Your Personal Safety

In the rare situation where refusing to make a payment will result in an immediate threat to your or your family's health or safety, a payment may be made without prior approval. This applies only to physical threats, not commercial or financial concerns. As soon as you are safe, report the incident to your regional I&C contact.

LEARN MORE

Anti-Bribery Policy
Travel and Expense Reporting, Entertainment and Business Gift Policy
Antifraud Program Policy
Third Party Due Diligence Policy

Rules to Remember

- **Bribery** is not limited to cash payments or kickbacks and can include anything offered to gain a business advantage or to reward someone for taking an action in our favor such as expensive gifts or entertainment or offers of employment.
- **Facilitation payments** are small payments made at the request of government officials to speed up routine clerical or administrative actions, such as processing visas or clearing Customs. Flowserve policy prohibits making facilitation payments, even where local laws may permit them.
- **Government officials** include persons at any level of seniority employed by or representing: (i) a local, state, provincial or national government; or (ii) any company that is owned, operated or controlled by a government, such as a national oil company or state-owned utility; and (iii) any non-U.S. political party, party official or candidate for office.

Our Relationships With Business Partners Are Based on Integrity and Trust
We Compete Fairly in the Marketplace
We Prohibit Bribery and Corruption
We Follow Our Policies on Gifts, Travel and Entertainment
We Comply With International Trade Laws
We Deal Honestly and Fairly With Governments
We Invest in Our Communities

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

25

We Follow Our Policies on Gifts, Travel and Entertainment

OUR INTEGRITY COMMITMENT

We believe our relationships with customers and business partners should be built on trust and mutual values. Offering or accepting gifts or entertainment can be appropriate in some circumstances, but we do not offer, solicit or accept anything that could give rise to an actual or perceived conflict of interest or be viewed as an attempt to improperly influence business decisions.

OUR POLICIES

- We comply with all applicable laws, including government procurement regulations, concerning gifts and entertainment.
- We do not offer, solicit or accept gifts or entertainment if it would improperly influence a business decision or could create the appearance of impropriety, even if the value is within Flowserve's policy limits.
- We do not solicit gifts or things of value from customers, suppliers or business partners in return for favorable treatment or make them provide something of value to do business with us.

OUR RESPONSIBILITIES

✓ Make certain that any gift or entertainment offered or received is:

- Of nominal value and within Flowserve's policy limits.
- Not cash or cash equivalents such as gift cards.
- Infrequent.
- Related to a legitimate business purpose.
- Consistent with business and industry standards.
- Not of a nature that would reflect poorly on Flowserve.
- Complies with local laws and the policies of both giver and receiver.
- Accurately recorded.

✓ If you are offered a gift or entertainment that violates Flowserve's policies, would influence your business decision, or otherwise seems inappropriate, decline the offer.

✓ Obtain pre-approval from your regional I&C contact before offering anything of value to a government employee or official.

✓ Certain Flowserve sites may adopt additional procedures related to gifts or entertainment, including monetary limits that comply with local laws.

FREQUENTLY ASKED QUESTIONS

QUESTION: A National Oil Company (NOC) customer asked Flowserve to sponsor a golf team for a charity event. Two employees of the NOC and two employees of Flowserve will play on the team. Is this ok?

ANSWER: Maybe. Participating alongside customers in events such as golf tournaments can serve to build valuable business relationships and promote Flowserve's capabilities. However, because the customer is an NOC, its employees are considered government officials. Paying for their entry fee is a thing of value which could implicate anti-corruption laws. Carefully review our Anti-Bribery Policy and contact your regional I&C contact for approval before agreeing to pay for the tournament entry fee.

QUESTION: A supplier offered me two tickets to a sold-out concert that he can't attend. Can I accept?

ANSWER: No. You may not accept tickets to concerts, sporting events or other entertainment if the customer or supplier will not attend the event with you. Such situations do not enhance our business relationships or otherwise present legitimate business purposes. ■

LEARN MORE

Anti-Bribery Policy
Travel and Expense Reporting, Entertainment and Business Gift Policy
Supplier Code of Conduct
Third Party Due Diligence Policy

26

Our Relationships With Business Partners Are Based on Integrity and Trust
We Compete Fairly in the Marketplace
We Prohibit Bribery and Corruption
We Follow Our Policies on Gifts, Travel and Entertainment
We Comply With International Trade Laws
We Deal Honestly and Fairly With Governments
We Invest in Our Communities

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

TABLE OF We Comply CONTENTS With International Trade Laws OUR OUR INTEGRITY COMMITMENT VALUES We comply with all import and export controls, economic sanctions and customs laws that regulate the movement of our goods, services, information and technology around the world. Our Relationships With Business OUR POLICIES Partners Are Based on Integrity • We comply with the trade laws of the countries where we do business. and Trustt • We provide accurate classification data and documentation for the products, services, INTEGRITY information and technology we sell. We Compete Fairly IN OUR • We carefully evaluate business opportunities in countries subject to trade embargoes or in the Marketplace PEOPLE economic sanctions to ensure we operate within the requirements of such regulations. We Prohibit • We do not participate in or promote boycotts that the U.S. does not support. Bribery and • We screen transactions to ensure we do not conduct business with terrorists, those Corruption involved in illegal weapons proliferation or other prohibited parties. We Follow Our Policies on Gifts, Travel and INTEGRITY Entertainment IN OUR COMPANY We Comply With International Trade Laws We Deal Honestly and Fairly With Governments INTEGRITY IN DEALING We Invest in Our Communities WITH OTHERS 27TABLE OF We Comply CONTENTS With International Trade Laws OUR OUR INTEGRITY COMMITMENT VALUES We comply with all import and export controls, economic sanctions and customs laws that regulate the movement of our goods, services, information and technology around the world. Our Relationships With Business OUR POLICIES Partners Are Based on Integrity • We comply with the trade laws of the countries where we do business. and Trustt • We provide accurate classification data and documentation for the products, services, INTEGRITY information and technology we sell. We Compete Fairly IN OUR • We carefully evaluate business opportunities in countries subject to trade embargoes or in the Marketplace PEOPLE economic sanctions to ensure we operate within the requirements of such regulations. We Prohibit • We do not participate in or promote boycotts that the U.S. does not support. Bribery and • We screen transactions to ensure we do not conduct business with terrorists, those Corruption involved in illegal weapons proliferation or other prohibited parties. We Follow Our Policies on Gifts, Travel and INTEGRITY Entertainment IN OUR COMPANY We Comply With International Trade Laws We Deal Honestly and Fairly With Governments INTEGRITY IN DEALING We Invest in Our Communities WITH OTHERS 27

We Comply With International Trade Laws *(continued)*

OUR RESPONSIBILITIES

✓ Ensure that anything intended for import or export:
  – Is classified correctly, based on the country of origin, destination, end use and end user.
  – Includes all required documentation, labeling, licensing, permits and approvals.
  – Identifies any restricted software.

✓ Use only approved customs brokers, freight forwarders or other third party logistics agents.

✓ Follow the company's Export and Denied Party Screening procedures to ensure we do not do business with sanctioned persons or companies.

✓ U.S. anti-boycott laws prohibit participating in boycotts not sanctioned by the U.S. and providing information about a company's business in countries subject to a boycott.
  – If asked to participate in a boycott or about Flowserve's position on a boycott, or if you believe a business partner is participating in a boycott, report it to your regional I&C contact.

✓ Obtain proper documentation and required licenses before carrying any commercial product across a border, and ensure correct customs declarations are made.

FREQUENTLY ASKED QUESTIONS

QUESTION: I am based in Singapore and recently received an order from a customer in China. To fill the order, product would need to ship from one of our U.S. plants. I am not a U.S. citizen. Do I still need to follow U.S. export laws?

ANSWER: Yes. Since the product will ship from the U.S., you must follow U.S. export laws. In addition, because Flowserve is a U.S. company, even our non-U.S. facilities can be required to comply with U.S. trade laws in certain circumstances. Please check with your site Trade Coordinator or regional I&C contact with questions.

QUESTION: I am negotiating a contract and have been asked to provide information about Flowserve's business with Israel. Can I comply with this request?

ANSWER: No, this may be prohibited by U.S. anti-boycott laws. You should check with your regional I&C contact before responding. ■

Export control laws regulate cross-border transfers of goods, software and know-how that can be used for military or proliferation purposes; some countries also regulate the release of technical data to foreign nationals.

Sanctions laws include embargoes and boycotts and serve to restrict trade of certain goods and services in specified countries and with specified companies and people.

INTEGRITY

LEARN MORE

Trade Compliance Policy
Third Party Due Diligence Policy
Global External Communication Policy (regarding trade compliance matters)
Export Compliance Policies
Import Compliance Policies

TABLE OF CONTENTS
OUR VALUES
Our Relationships With Business Partners Are Based on Integrity and Trust
INTEGRITY IN OUR PEOPLE
We Compete Fairly in the Marketplace
We Prohibit Bribery and Corruption
We Follow Our Policies on Gifts, Travel and Entertainment
INTEGRITY IN OUR COMPANY
We Comply With International Trade Laws
We Deal Honestly and Fairly With Governments
We Invest in Our Communities
INTEGRITY IN DEALING WITH OTHERS

28

We Deal Honestly and Fairly With Governments

OUR INTEGRITY COMMITMENT

We follow the highest ethical standards in conducting business with governments around the world.

OUR POLICIES

- We comply with all contract terms and conditions, applicable laws, regulations and Flowserve policies when working with governments.
- We maintain appropriate controls and procedures specific to our government business activities.

OUR RESPONSIBILITIES

✓ Government procurement rules can be complicated, so you must be familiar with applicable rules and regulations before pursuing such business. Supply Chain can assist you if you have questions.

✓ Never submit inaccurate or incomplete information in response to a government bid.

✓ Do not solicit or accept confidential information about a government's selection process or a competitor's proposal. If you receive such information, contact your regional I&C contact.

✓ Do not authorize, promise or provide anything of value, including gifts, meals or entertainment to a government employee unless you have obtained pre-approval from I&C.

✓ Avoid situations that could create a conflict of interest with a government employee. For example, do not discuss future employment or business opportunities with government officials.

✓ If awarded government business, perform in accordance with the contract terms and regulatory obligations.

✓ Because political contributions can be viewed as a way to influence government officials, you may not use Flowserve assets in connection with any political activity. You may contribute your own time and resources, but must make clear that you are not acting or speaking for Flowserve.

✓ If you are contacted by a government representative regarding an investigation, audit or request for information or documents, direct them to the Legal department for assistance.

FREQUENTLY ASKED QUESTION

QUESTION: My friend is running for local political office and I would like to volunteer to help with her campaign. Is this allowed?

ANSWER: Yes. You may use your own time and resources to support political activity. Do not use Flowserve funds, property or equipment for personal political activities, and always make clear that your views and actions are your own, and not Flowserve's. ■

29

Our Relationships With Business Partners Are Based on Integrity and Trust
We Compete Fairly in the Marketplace
We Prohibit Bribery and Corruption
We Follow Our Policies on Gifts, Travel and Entertainment
We Comply With International Trade Laws
We Deal Honestly and Fairly With Governments
We Invest in Our Communities

TABLE OF CONTENTS
OUR VALUES
INTEGRITY IN OUR PEOPLE
INTEGRITY IN OUR COMPANY
INTEGRITY IN DEALING WITH OTHERS

We Invest in Our Communities

OUR INTEGRITY COMMITMENT

Through community impact programs like our *Flowserve Cares* program, Flowserve proudly supports civic and charitable activities and encourages employee involvement and engagement in the communities where our employees and customers live and work.

OUR POLICIES

- We support charities and good causes whose objectives align with our shared values through charitable donations, in-kind contributions and volunteer opportunities.
- Local sites are encouraged to select organizations to support that maximize our impact and employee involvement in our core areas of support: At-risk Youth, STEM Programs and Education, Disaster Recovery and Community-related Activities.
- We encourage our employees to give back to their communities and charitable organizations of their choice by contributing their time, energy and resources.

LEARN MORE

Global Philanthropy and Donations Policy

OUR RESPONSIBILITIES

✓ Obtain approval through our *Flowserve Cares* program before making any charitable donation or promise of in-kind support on behalf of Flowserve.

✓ Refer questions about donations to your *Flowserve Cares* regional program representative.

✓ Utilize the online application on Passport to submit contributions, in-kind donation or volunteer requests.

✓ Participation in group volunteer opportunities organized by Flowserve is encouraged and should be coordinated with your supervisor, taking into account your job responsibilities.

FREQUENTLY ASKED QUESTION

QUESTION: A local teacher asked if Flowserve would sponsor an event at an elementary school near our facility. I know the company supports charities that support children. Can I say yes?

ANSWER: You should contact your *Flowserve Cares* representative before making a commitment to determine if the request meets Flowserve's contribution criteria.

30

Our Relationships With Business Partners Are Based on Integrity and Trust

We Compete Fairly in the Marketplace

We Prohibit Bribery and Corruption

We Follow Our Policies on Gifts, Travel and Entertainment

We Comply With International Trade Laws

We Deal Honestly and Fairly With Governments

We Invest in Our Communities

TABLE OF CONTENTS

OUR VALUES

INTEGRITY IN OUR PEOPLE

INTEGRITY IN OUR COMPANY

INTEGRITY IN DEALING WITH OTHERS

Flowserve Code of Conduct

International

Flowserve Corporation
5215 North O'Connor Blvd.
Suite 2300
Irving, Texas 75039-5421 USA
Telephone: +1 (972) 443-6500

FLS-COBCENINT August 2019

©2019 Flowserve Corporation. All rights reserved. This document contains registered and unregistered trademarks of Flowserve Corporation. Other company, product, or service names may be trademarks or service marks of their respective companies.